UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2007

KINDER MORGAN, INC.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-6446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On May 17, 2007, Kinder Morgan, Inc. completed the sale of Terasen Inc. to Fortis Inc. Total consideration for the disposition was approximately C$3.7 billion, including cash and the assumption by Fortis of approximately C$2.3 billion in debt, which was previously disclosed in a press release, filed on Form 8-K on March 1, 2007.

Item 9.01.  Financial Statements and Exhibits.

(b)

Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Kinder Morgan, Inc. as of March 31, 2007 and Notes thereto are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d)

Exhibits.

99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Kinder Morgan, Inc. as of March 31, 2007.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.
Dated: May 23, 2007	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Kinder Morgan, Inc. as of March 31, 2007.